AB Cap Fund, Inc.

AB Concentrated Growth Fund

Portfolio of Investments

September 30, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.7%
Information Technology – 31.5%
Electronic Equipment, Instruments & Components – 9.6%
Amphenol Corp. - Class A	933,030	$68,325,787
CDW Corp./DE	355,261	64,664,607

		132,990,394

IT Services – 12.5%
Automatic Data Processing, Inc.	277,349	55,447,612
Mastercard, Inc. - Class A	334,836	116,415,780

		171,863,392

Software – 9.4%
Microsoft Corp.	459,954	129,670,232

		434,524,018

Consumer Discretionary – 23.7%
Auto Components – 5.0%
Aptiv PLC(a)	464,616	69,213,846

Internet & Direct Marketing Retail – 7.5%
Amazon.com, Inc.(a)	31,481	103,416,344

Specialty Retail – 4.6%
TJX Cos., Inc. (The)	952,078	62,818,106

Textiles, Apparel & Luxury Goods – 6.6%
NIKE, Inc. - Class B	628,290	91,246,557

		326,694,853

Health Care – 17.0%
Health Care Equipment & Supplies – 7.4%
Abbott Laboratories	866,745	102,388,587

Life Sciences Tools & Services – 4.8%
IQVIA Holdings, Inc.(a)	272,955	65,383,640

Pharmaceuticals – 4.8%
Zoetis, Inc.	339,670	65,943,534

		233,715,761

Industrials – 8.2%
Commercial Services & Supplies – 3.6%
Stericycle, Inc.(a)	728,908	49,543,877

Professional Services – 4.6%
Verisk Analytics, Inc. - Class A	319,831	64,052,554

		113,596,431

Communication Services – 4.9%
Interactive Media & Services – 4.9%
Facebook, Inc. - Class A(a)	198,229	67,276,940

Financials – 4.7%
Capital Markets – 4.7%
Charles Schwab Corp. (The)	896,701	65,315,701

Company	Shares	U.S. $ Value

Real Estate – 4.6%
Equity Real Estate Investment Trusts (REITs) – 4.6%
American Tower Corp.	238,212	$63,223,847

Materials – 2.3%
Chemicals – 2.3%
International Flavors & Fragrances, Inc.	231,615	30,971,558

Consumer Staples – 1.8%
Beverages – 1.8%
Constellation Brands, Inc. - Class A	115,379	24,309,202

Total Common Stocks (cost $969,010,939)		1,359,628,311

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.01%(b) (c) (d) (cost $19,568,408)	19,568,408	19,568,408

Total Investments – 100.1% (cost $988,579,347)(e)		1,379,196,719
Other assets less liabilities – (0.1)%		(1,041,245)

Net Assets – 100.0%		$1,378,155,474

(a)	Non-income producing security.
(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)

As of September 30, 2021, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $393,549,146 and gross unrealized depreciation of investments was $(2,931,774), resulting in net unrealized appreciation of $390,617,372.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market.

Glossary:

REIT – Real Estate Investment Trust

AB Cap Fund, Inc.

AB Concentrated Growth Fund

September 30, 2021 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2021:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(a)	$1,359,628,311	$—	$—	$1,359,628,311
Short-Term Investments	19,568,408	—	—	19,568,408

Total Investments in Securities	1,379,196,719	—	—	1,379,196,719
Other Financial Instruments(b)	—	—	—	—

Total	$1,379,196,719	$—	$—	$1,379,196,719

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the three months ended September 30, 2021 is as follows:

Fund	Market Value 06/30/2021 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 09/30/2021 (000)	Dividend Income (000)
Government Money Market Portfolio	$19,954	$43,625	$44,011	$19,568	$0	*

*	Amount less than $500.

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